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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  Form 8-A/A


               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934



                                 Be Free, Inc.
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            (Exact name of registrant as specified in its charter)

             Delaware                                    04-3303188
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    (State of incorporation                            (IRS Employer
        or organization)                            Identification No.)

                 154 Crane Meadow Road, Marlborough, MA    01752
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    (Address of principal executive offices)             (Zip Code)

If this form relates to the             If this form relates to the
registration of a class of              registration of a class of
securities pursuant to Section          securities pursuant to Section
12(b) of the Exchange Act and is        12(g) of the Exchange Act and is
effective pursuant to General           effective pursuant to General
Instruction A.(c), please check the     Instruction A.(d), please check the
following box. [_]                      following box. [x]

Securities Act registration statement file number to which this form relates:

                                  333-84535
                              -----------------
                               (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                Same of Each Exchange on Which
         to be so Registered                Each Class is to be Registered
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Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $.01 par value per share
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                               (Title of Class)
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Item 1:  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

     The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-84535) is incorporated herein by reference.


Item 2:  Exhibits.
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     The following exhibits are filed herewith (or incorporated by reference as indicated below):

     1. Restated Certificate of Incorporation of the Registrant, as amended, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

     2. Form of Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

     3. Bylaws of the Registrant, incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1.

     4. Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1.

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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                           Be Free, Inc.


                           By:    /s/Stephen M. Joseph
                                  ---------------------------
                                  Stephen M. Joseph
                                  Chief Financial Officer,
                                    Secretary and Treasurer

September 17, 1999

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